UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 27, 2007 (November 16, 2007)

Information Services Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33287	20-5261587
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

Four Stamford Plaza

107 Elm Street

Stamford, CT 06902

(Address of principal executive offices)

(203) 517-3100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Reference is made to the disclosure set forth under Item 2.03 of this current report on Form 8-K concerning the creation of a direct financial obligation, which is incorporated herein by reference.

Reference is made to the disclosure set forth under Item 2.01 of this current report on Form 8-K concerning the issuance of the warrants to MCP-TPI Holdings, LLC, which is incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 16, 2007, Information Services Group, Inc., a Delaware corporation (“ISG”), consummated the acquisition of TPI Advisory Services Americas, Inc., a Texas corporation (“TPI”), pursuant to a Purchase Agreement (the “Purchase Agreement”) dated April 24, 2007, as amended on September 30, 2007, by and between MCP-TPI Holdings, LLC, a Texas limited liability company (“MCP-TPI”), and ISG. The material terms of the Purchase Agreement are contained in ISG’s definitive proxy statement (SEC File No. 001-33287) filed October 17, 2007 (hereinafter referred to as the “Proxy Statement”), in the section entitled “The Acquisition Proposal” beginning on page 46 and “The Purchase Agreement” beginning on page 68, and are hereby incorporated by reference. The acquisition was approved by ISG’s stockholders at the special meeting held on November 13, 2007.

At the closing of the acquisition (the “Closing”), International Consulting Acquisition Corp., a newly formed subsidiary of ISG, acquired all of the outstanding shares of capital stock of TPI. TPI is engaged in the business of providing sourcing advisory services. ISG paid $230 million plus warrants exercisable into 5 million shares of ISG common stock at an exercise price of $9.18 per share (collectively, the “Purchase Price”). The warrants will be exercisable at any time after the first anniversary of the Closing and will expire on the fifth anniversary of the Closing. The full text of the warrants is set forth as Exhibit 4.8 to this current report on Form 8-K and is incorporated herein by reference. In addition, ISG paid MCP-TPI in cash an amount equal to the normalized cash and cash equivalents of TPI on April 23, 2007, which the parties agreed was equal to $5 million. MCP-TPI simultaneously applied a portion of the Purchase Price to pay off TPI’s indebtedness in full. There is no working capital or other post-Closing purchase price adjustment. The cash generated by TPI between April 24, 2007 and the Closing remained in TPI for the benefit of ISG.

At the special meeting held on November 13, 2007, 4,484,180 shares of ISG’s common stock were voted against the proposal relating to the acquisition and elected to convert into a pro rata portion of the trust account. In addition, as of the Closing, ISG repurchased pursuant to its previously announced share and/or warrant repurchase program an aggregate of 7,648,188 shares of its common stock from certain stockholders at a purchase price equal to the pro rata portion of the trust account. ISG has amended its repurchase program such that $15 million remains available for repurchases of shares and/or warrants after the Closing.

At the Closing, pursuant to the subscription, non-competition and related agreements described on page 77 of the Proxy Statement, 128 TPI employees purchased an aggregate of 2,881,752 shares of ISG common stock for an aggregate of $20,748,618.

Prior to the Closing, ISG was a shell company with no operations formed for the purpose of acquiring one or more operating businesses. The following information is provided about the business and securities of the post-Closing combined company reflecting consummation of the acquisition.

FORWARD LOOKING STATEMENTS

ISG believes that some of the information in this current report constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•                  discuss future expectations;

•                  contain projections of future results of operations or financial condition; or

•                  state other “forward-looking” information.

These forward-looking statements include, but are not limited to, statements relating to:

•                  ability to retain existing clients and contracts;

•                  ability to win new clients and engagements;

•                  ability to implement selected cost reductions and productivity improvements;

•                  beliefs about future trends in the sourcing industry;

•                  expected spending on sourcing services by clients;

•                  foreign currency exchange rates;

•                  TPI’s effective tax rate; and

•                  competition in the sourcing industry.

ISG believes it is important to communicate its expectations to its stockholders. However, there may be events in the future that ISG is not able to predict accurately or over which it has no control. The risk factors and cautionary language discussed in this current report provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by ISG or TPI in such forward-looking statements, including among other things:

•                  the amount of cash on hand post-Closing;

•                  business strategy;

•                  cost reductions and productivity improvements may not be fully realized or realized within the expected time frame;

•                  continued compliance with government regulations;

•                  legislation or regulatory environments, requirements or changes adversely affecting the business in which TPI and/or ISG is engaged;

•                  fluctuations in client demand;

•                  management of rapid growth;

•                  ability to grow the business and effectively manage growth and international operations while maintaining effective internal controls;

•                  TPI’s relative dependence on a single client;

•                  ability to hire and retain enough qualified employees to support operations;

•                  increases in wages in locations in which TPI has operations;

•                  ability to retain senior management;

•                  fluctuations in exchange rates between the U.S. dollar and various foreign currencies;

•                  ability to attract and retain clients and the ability to develop and maintain client relationships based on attractive terms;

•                  legislation in the United States or elsewhere that adversely affects the performance of sourcing services offshore;

•                  increasing competition in the sourcing industry;

•                  telecommunications or technology disruptions or breaches, or natural or other disasters;

•                  ability to protect ISG and TPI’s intellectual property and the intellectual property of others;

•                  the international nature of TPI’s business;

•                  political or economic instability in countries where TPI has operations;

•                  worldwide political, economic and business conditions; and

•                  ability to successfully consummate or integrate strategic acquisitions.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this current report.

All forward-looking statements included herein attributable to any of ISG, TPI or any person acting on either party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, ISG and TPI undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this current report or to reflect the occurrence of unanticipated events.

Business

TPI’s business is described in the Proxy Statement in the section entitled “Business of TPI” beginning on page 107, which is incorporated herein by reference.

Risk Factors

The risks associated with ISG and TPI’s businesses as are described in the Proxy Statement in the section entitled “Risk Factors” beginning on page 26, which is incorporated herein by reference.

Financial Information

The financial information of TPI, TPI’s Management’s Discussion and Analysis of Financial Condition and Results of Operations and Quantitative and Qualitative Disclosure About Market Risk set forth under Item 9.01 of this Current Report on Form 8-K are incorporated herein by reference.

ISG’s Management’s Discussion and Analysis of Operations and Results of Operations and Quantitative and Qualitative Disclosures about Market Risk are described in the Form 10-Q for the quarterly period ended September 30, 2007 filed by ISG on November 9, 2007 (SEC File No. 001-33287) in the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and

Qualitative Disclosures About Market Risk” beginning on pages 15 and 19, respectively, which is incorporated herein by reference.

Properties

ISG’s principal executive office is located at Four Stamford Plaza, 107 Elm Street, Stamford, CT 06902. TPI’s facilities are described in the Proxy Statement in the sections entitled “Business of TPI — Properties and Facilities” beginning on page 119, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of ISG common stock as of November 23, 2007 by:

•                  each person known by ISG to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•                  each of ISG’s officers and directors; and

•                  all of ISG’s officers and directors as a group.

Unless otherwise indicated, ISG believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Common Stock
Eric Semler (2)	3,979,300	12.76%
Michael P. Connors (3)(4)(5)	7,410,937	23.77%
Frank D. Martell (6)(7)	7,410,937	23.77%
Earl H. Doppelt (7)(8)	7,410,937	23.77%
Richard G. Gould (7)(9)	7,410,937	23.77%
Robert J. Chrenc (4)	93,750	*
R. Glenn Hubbard (4)	93,750	*
Robert E. Weissman (4)	93,750	*
Oenoke Partners, LLC	7,410,937	23.77%
All directors and executive officers as a group (7 individuals)	7,692,187	24.67%

* Less than 1%.

1.                                       Unless otherwise noted, the business address of each of the individuals is c/o Information Services Group, Inc., Four Stamford Plaza, 107 Elm Street, Stamford, CT 06902.

2.                                       Includes 3,979,300 shares of common stock owned by TCS Capital GP, LLC. Eric Semler may be deemed to have beneficial ownership of these shares as a result of his being the principal of TCS Capital GP, LLC. The business address of TCS Capital GP, LLC and Eric Semler is 888 Seventh Avenue, Suite 1504, New York, NY 10019. The foregoing information was derived from a Schedule 13G, as filed with the Securities and Exchange Commission on April 27, 2007 and a Schedule 13F-HR, as filed with the Securities and Exchange Commission on November 14, 2007.

3.                                       Mr. Connors serves as Chairman of the Board and Chief Executive Officer.

4.                                       Each of these individuals is a director.

5.                                       These shares represent one hundred percent of ISG’s shares of common stock held by Oenoke Partners, LLC. Mr. Connors owns twenty-five percent of the outstanding membership interests in Oenoke Partners, LLC and has beneficial ownership of the remaining seventy-five percent of the outstanding membership interests as a result of being the managing member of Oenoke Partners, LLC.

6.                                       Mr. Martell serves as Executive Vice President, Chief Financial Officer and Treasurer.

7.                                       Includes 7,410,937 shares of common stock owned by Oenoke Partners, LLC. Each of Mr. Martell, Mr. Doppelt and Mr. Gould own twenty-five percent of the outstanding membership interest in Oenoke Partners, LLC and has beneficial ownership of the remaining seventy-five percent of outstanding membership interests as a result of having approval rights with respect to a sale of all or substantially all of the assets of Oenoke Partners, LLC.

8.                                       Mr. Doppelt serves as Executive Vice President, General Counsel and Corporate Secretary.

9.                                       Mr. Gould serves as Executive Vice President.

Directors and Executive Officers

ISG’s directors and executive officers immediately after the consummation of the acquisition are described in the Proxy Statement in the section entitled “Directors and Management of ISG Following the Acquisition” beginning on page 137, which is incorporated herein by reference.

Director and Executive Officer Compensation

The compensation of ISG’s directors and executive officers is generally described in the Proxy Statement in the sections entitled “Compensation Discussion and Analysis” beginning on page 142, which is incorporated herein by reference. ISG will promptly disclose any compensation arrangements with its directors and executive officers in a current report on Form 8-K once approved by its board of directors.

Certain Relationships and Related Transactions

The description of certain relationships and related transactions is included in the Proxy Statement in the sections entitled “Summary of the Proxy Statement — Interests of ISG Directors and Officers in the Acquisition” beginning on page 18, “Summary of the Proxy Statement — Certain Other Interests in the Acquisition” beginning on page 18 and “Certain Relationships and Related Transactions” beginning on page 145, which are each incorporated herein by reference.

Independence of Directors

ISG’s board of directors has determined that Dr. Hubbard and Messrs. Chrenc and Weissman are each independent within the meaning of Rule 121(A) of the American Stock Exchange (“Amex”) Company Guide. ISG’s board of directors has also determined that each member of its Compensation Committee and Nominating Committee is independent under Amex Rule 121(A) and each member of its Audit Committee is independent under Amex Rule 121(B).

Legal Proceedings

ISG and TPI are not currently a party to any material pending legal proceedings.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Information about the market price, number of stockholders and dividends for ISG’s securities is described in the Proxy Statement in the section entitled “Price Range of ISG Securities and Dividends” beginning on page 148, which is incorporated herein by reference.

ISG’s common stock, warrants and units are listed on the Amex under the symbols “III,” “III.WS” and “III.U,” respectively.

The closing price of ISG’s common stock, warrants and units as reported on the Amex on November 23 2007, was $7.02, $1.00 and $8.15, respectively.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this current report concerning the unregistered sales of equity securities, which is incorporated herein by reference.

Description of Registrant’s Securities

The description of ISG’s common stock and other securities is included in our prospectus filed with the SEC on January 29, 2007 in connection with ISG’s initial public offering under the section entitled “Description of Securities” beginning on page 74, which are both incorporated herein by reference.

Indemnification of Directors and Officers

Reference is made to the disclosure set forth under Item 14 of Part II of Amendment No. 5 to ISG’s Registration Statement on Form S-1 (file no. 333- 136536) filed with the SEC on January 31, 2007, which is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this current report on Form 8-K concerning the financial statements and supplementary data of ISG and TPI, which is incorporated herein by reference.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Reference is made to the disclosure set forth under Item 9.01 of this current report on Form 8-K concerning the financial information of ISG and TPI, which is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

On November 16, 2007, in connection with the acquisition of TPI, International Consulting Acquisition Corp., a wholly-owned indirect subsidiary of ISG (the “Borrower”), entered into a senior secured credit facility comprised of a $95,000,000 term loan facility and a $10,000,000 revolving credit facility. The material terms of the senior secured credit facility are as follows:

•                              Each of the term loan facility and revolving credit facility has a maturity date of seven years from the Closing.

•                              The credit facility is secured by all of the equity interests owned by the newly formed holding company of the Borrower, International Advisory Holdings Corp. (“Holdings”) and its direct and indirect domestic subsidiaries and, subject to agreed exceptions, its direct and indirect “first-tier” foreign subsidiaries and a perfected first priority security interest in all of Holdings’ and its direct and indirect domestic subsidiaries’ tangible and intangible assets.

•                              Holdings and the Borrower’s direct and indirect subsidiaries existing and future wholly-owned domestic subsidiaries serve as guarantors to the Borrower’s obligations under the senior secured facility.

•                              At the Borrower’s option, the credit facility bears interest at a rate per annum equal to either (i) the “Base Rate” (which is the higher of (a) the rate publicly announced from time to time by the administrative agent as its “prime rate” and (b) the Federal Funds Rate plus 0.5% per annum), plus the applicable margin (as defined below) or (ii) Eurodollar Rate (adjusted for maximum reserves) as determined by the Administrative Agent, plus the applicable margin. The applicable margin shall be a percentage per annum equal to 2.5% for the term loans and the revolving loans maintained as Base Rate loans or 3.5% for the term loans and revolving loans maintained as Eurodollar loans.

•                              During the first 6 ¾ years following the closing date, annual amortization of the term loan shall be required in an annual amount equal to one percent of the initial aggregate principal amount of the term loans payable quarterly in arrears, with the balance payable on the maturity date.

•                              Mandatory repayments of term loans shall be required from (subject to agreed exceptions) (i) 100% of the proceeds from asset sales by Holdings and its subsidiaries, (ii) 100% of the net proceeds from issuances of debt by Holdings and its subsidiaries, (iii) so long as the total leverage ratio is 3.0 to 1.0 or higher, 50% of annual excess cash flow of Holdings and its subsidiaries and (iv) 100% of the net proceeds from insurance recovery and condemnation events of Holdings and its subsidiaries.

•                              The senior secured credit facility contains a number of covenants that, among other things, place restrictions on matters customarily restricted in senior secured credit facilities, including restrictions on indebtedness (including guarantee obligations), liens, fundamental changes, sales or disposition of property or assets, investments (including loans, advances, guarantees and acquisitions), transaction with affiliates, dividends and other payments in respect of capital stock, optional payments and modifications of other material debt instruments, negative pledges and agreements restricting subsidiary distributions and changes in line of business. In addition, the Borrower is required to comply with a total leverage ratio.

•                              The senior secured credit facility contains customary events of default, including cross-default to other material agreements, judgment default and change of control.

The full text of the credit facility is set forth as Exhibit 10.30 to this current report on Form 8-K and is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Reference is made to the disclosures set forth under Item 2.01 of this current report on Form 8-K concerning the issuance of the warrants to MCP-TPI and the sale of ISG common stock to TPI employees, which is incorporated herein by reference. Each of these issuances of securities was made in reliance upon an available exemption from registration under the Securities Act, by reason of Section 4(2) thereof, to persons who are “accredited investors”, as defined in Regulation D promulgated under the Securities Act.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

The material terms of the acquisition are described in the Proxy Statement in the sections entitled “The Acquisition Proposal” beginning on page 46 and “The Purchase Agreement” beginning on page 68, which are both incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

At the special meeting of stockholders held on November 13, 2007, the 2007 Equity Incentive Plan and 2007 Employee Stock Purchase Plan were approved by ISG’s stockholders. The 2007 Equity Incentive Plan is described in the Proxy Statement in the section entitled “The Equity Incentive Plan Proposal” beginning on page 90 and included as Annex B to the Proxy Statement, which is incorporated herein by reference. The 2007 Employee Stock Purchase Plan is described in the Proxy Statement in the section entitled “The Employee Stock Purchase Plan Proposal” beginning on page 97 and included as Annex C to the Proxy Statement, which is incorporated herein by reference.

On November 16, 2007, ISG granted awards under the 2007 Equity Incentive Plan to approximately 450 TPI employees totaling 1,156,548 restricted shares, restricted stock units and stock-settled stock appreciation rights in the aggregate.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of businesses acquired:

The following Financial Statements and financial information are set forth as exhibits to this Current Report on Form 8-K and are incorporated herein by reference:

Exhibit 99.4                                    TPI Selected Consolidated Historical Financial Data

Exhibit 99.5                                    TPI Management’s Discussion and Analysis of Financial Condition and Results of Operations

Exhibit 99.6                                    TPI Consolidated Financial Statements

(b) Pro forma financial information:

The Pro Forma Financial Statements are set forth on Exhibit 99.7 to this Current Report on Form 8-K and are incorporated herein by reference.

(d) Exhibits

2.0

Purchase Agreement, dated as of April 24, 2007, as amended, by and between Registrant and MCP-TPI Holdings, LLC (incorporated by reference to Annex A of the Definitive Proxy Statement filed October 17, 2007, File No. 001-33287)

3.1	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 of Registrant’s Form S-1, File No. 333-136536)

3.2	Amended and Restated By-Laws (incorporated by reference to Exhibit 3.2 of Registrant’s Form S-1, File No. 333-136536)

4.1	Specimen Unit Certificate (incorporated by reference to Exhibit 4.1 of Registrant’s Form S-1, File No. 333-136536)

4.2	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.2 of Registrant’s Form S-1, File No. 333-136536)

4.3	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 of Registrant’s Form S-1, File No. 333-136536)

4.4

Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant dated as of February 6, 2007 (incorporated by reference to Exhibit 4.4 of Registrant’s Form S-1, File No. 333-136536)

4.5	Unit Purchase Option granted to the Morgan Joseph & Co. Inc. dated as of February 6, 2007 (incorporated by reference to Exhibit 4.5 of Registrant’s Form S-1, File No. 333-136536)

4.6	Unit Purchase Option granted to the Deutsche Bank Securities dated as of February 6, 2007 (incorporated by reference to Exhibit 4.6 of Registrant’s Form S-1, File No. 333-136536)

4.7	Unit Purchase Option granted to the Lazard Capital Markets dated as of February 6, 2007 (incorporated by reference to Exhibit 4.7 of Registrant’s Form S-1, File No. 333-136536)

4.8	Common Stock Purchase Warrant, dated as of November 16, 2007, issued to MCP-TPI Holdings, LLC*

10.1	Office Lease Agreement (incorporated by reference to Exhibit 10.2 of Registrant’s Form S-1, File No. 333-136536)

10.2

Management Unit Purchase Agreement by and between the Registrant and Oenoke Partners, LLC, dated August 2, 2006 (incorporated by reference to Exhibit 10.3 of Registrant’s Form S-1, File No. 333-136536)

10.3

Amendment to Management Unit Purchase Agreement by and between the Registrant and Oenoke Partners, LLC, dated September 29, 2006 (incorporated by reference to Exhibit 3.1 of Registrant’s Form S-1, File No. 333-136536)

10.4	Redemption Agreement by and between the Registrant and Oenoke Partners, LLC, dated September 29, 2006 (incorporated by reference to Exhibit 3.1 of Registrant’s Form S-1, File No. 333-136536)

10.5

Second Amended and Restated Private Placement Purchase Agreement dated January 29, 2007 between the Registrant and Oenoke Partners, LLC (incorporated by reference to Exhibit 3.1 of Registrant’s Form S-1, File No. 333-136536)

10.6

Stock Escrow Agreement by and among Continental Stock Transfer & Trust Company, the Registrant, and Initial Stockholders dated as of February 6, 2007 (incorporated by reference to Exhibit 10.8 of Registrant’s Form S-1, File No. 333-136536)

10.7

Registration Rights Agreement between the Registrant and the existing Stockholders dated as of February 6, 2007 (incorporated by reference to Exhibit 10.9 of Registrant’s Form S-1, File No. 333-136536)

10.8

Stock Transfer Agreement between Oenoke Partners, the Registrant and Robert E. Weissman, dated December 21, 2006 (incorporated by reference to Exhibit 10.11 of Registrant’s Form S-1, File No. 333-136536)

10.9

Stock Transfer Agreement between Oenoke Partners, the Registrant and Robert J. Chrenc, dated December 21, 2006 (incorporated by reference to Exhibit 10.12 of Registrant’s Form S-1, File No. 333-136536)

10.10

Stock Transfer Agreement between Oenoke Partners, the Registrant and R. Glenn Hubbard, dated December 21, 2006 (incorporated by reference to Exhibit 10.13 of Registrant’s Form S-1, File No. 333-136536)

10.11

Stock Transfer Agreement between Oenoke Partners, the Registrant and Francis B. Barker, dated December 21, 2006 (incorporated by reference to Exhibit 10.14 of Registrant’s Form S-1, File No. 333-136536)

10.12	Stock Transfer Agreement between Oenoke Partners, the Registrant and Barry Holt, dated December 21, 2006 (incorporated by reference to Exhibit 10.15 of Registrant’s Form S-1, File No. 333-136536)

10.13

Stock Transfer Agreement between Oenoke Partners, the Registrant and William Fitzgerald, dated December 21, 2006 (incorporated by reference to Exhibit 10.16 of Registrant’s Form S-1, File No. 333-136536)

10.14	Senior Advisor Agreement by and among the Registrant and Barry Holt, dated December 21, 2006 (incorporated by reference to Exhibit 10.17 of Registrant’s Form S-1, File No. 333-136536)

10.15	Senior Advisor Agreement by and among the Registrant and Francis B. Barker, dated December 21, 2006 (incorporated by reference to Exhibit 10.18 of Registrant’s Form S-1, File No. 333-136536)

10.16	Amended and Restated Officer’s Letter Agreement by Michael P. Connors, dated January 29, 2007 (incorporated by reference to Exhibit 10.19 of Registrant’s Form S-1, File No. 333-136536)

10.17	Amended and Restated Officer’s Letter Agreement by Frank Martell, dated January 29, 2007 (incorporated by reference to Exhibit 10.20 of Registrant’s Form S-1, File No. 333-136536)

10.18	Amended and Restated Officer’s Letter Agreement by Earl H. Doppelt, dated January 29, 2007 (incorporated by reference to Exhibit 10.21 of Registrant’s Form S-1, File No. 333-136536)

10.19	Amended and Restated Officer’s Letter Agreement by Richard G. Gould, dated January 29, 2007 (incorporated by reference to Exhibit 10.22 of Registrant’s Form S-1, File No. 333-136536)

10.20	Stockholder’s Letter Agreement by Robert E. Weissman, dated December 21, 2006 (incorporated by reference to Exhibit 10.23 of Registrant’s Form S-1, File No. 333-136536)

10.21	Stockholder’s Letter Agreement by Robert J. Chrenc, dated December 21, 2006 (incorporated by reference to Exhibit 10.24 of Registrant’s Form S-1, File No. 333-136536)

10.22	Stockholder’s Letter Agreement by R. Glenn Hubbard, dated December 21, 2006 (incorporated by reference to Exhibit 10.25 of Registrant’s Form S-1, File No. 333-136536)

10.23	Stockholder’s Letter Agreement by Francis B. Barker, dated December 21, 2006 (incorporated by reference to Exhibit 10.26 of Registrant’s Form S-1, File No. 333-136536)

10.24	Stockholder’s Letter Agreement by Barry Holt, dated December 21, 2006 (incorporated by reference to Exhibit 10.27 of Registrant’s Form S-1, File No. 333-136536)

10.25	Amended and Restated Stockholder’s Letter Agreement by William Fitzgerald, dated January 29, 2007 (incorporated by reference to Exhibit 10.28 of Registrant’s Form S-1, File No. 333-136536)

10.26	Amended and Restated Stockholder’s Letter Agreement by Oenoke Partners, LLC, dated January 29, 2007 (incorporated by reference to Exhibit 10.29 of Registrant’s Form S-1, File No. 333-136536)

10.27	Management Stock Purchase Agreement, dated December 21, 2006 (incorporated by reference to Exhibit 10.30 of Registrant’s Form S-1, File No. 333-136536)

10.28	2007 Equity Incentive Plan (incorporated by reference to Annex B of the Definitive Proxy Statement filed October 17, 2007, File No. 001-33287)

10.29	2007 Employee Stock Purchase Plan (incorporated by reference to Annex C of the Definitive Proxy Statement filed October 17, 2007, File No. 001-33287)

10.30

Credit Agreement, dated as of November 16, 2007, among International Advisory Holdings Corp., International Consulting Acquisition Corp., various lenders and Deutsche Bank Trust Company Americas, as Administrative Agent*

14.0	Code of Ethics (incorporated by reference to Exhibit 14.0 of Registrant’s Form S-1, File No. 333-136536)

21.0	List of Subsidiaries*

99.1	Audit Committee Charter (incorporated by reference to Exhibit 99.1 of Registrant’s Form S-1, File No. 333-136536)

99.2	Nominating Committee Charter (incorporated by reference to Exhibit 99.2 of Registrant’s Form S-1, File No. 333-136536)

99.3	Compensation Committee Charter (incorporated by reference to Exhibit 99.3 of Registrant’s Form S-1, File No. 333-136536)

99.4	TPI Selected Consolidated Historical Financial Data*

99.5	TPI Management’s Discussion and Analysis of Financial Condition and Results of Operations*

99.6	TPI Consolidated Financial Statements*

99.7	ISG-TPI Unaudited Pro Forma Condensed Combined Financial Statements*

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2007	INFORMATION SERVICES GROUP, INC.

	By:	/s/ Michael P. Connors
Michael P. Connors
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.0

Purchase Agreement, dated as of April 24, 2007, as amended, by and between Registrant and MCP-TPI Holdings, LLC (incorporated by reference to Annex A of the Definitive Proxy Statement filed October 17, 2007, File No.
001-33287)

3.1	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 of Registrant’s Form S-1, File No. 333-136536)

3.2	Amended and Restated By-Laws (incorporated by reference to Exhibit 3.2 of Registrant’s Form S-1, File No. 333-136536)

4.1	Specimen Unit Certificate (incorporated by reference to Exhibit 4.1 of Registrant’s Form S-1, File No. 333-136536)

4.2	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.2 of Registrant’s Form S-1, File No. 333-136536)

4.3	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 of Registrant’s Form S-1, File No. 333-136536)

4.4

Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant dated as of February 6, 2007 (incorporated by reference to Exhibit 4.4 of Registrant’s Form S-1, File No. 333-136536)

4.5	Unit Purchase Option granted to the Morgan Joseph & Co. Inc. dated as of February 6, 2007 (incorporated by reference to Exhibit 4.5 of Registrant’s Form S-1, File No. 333-136536)

4.6	Unit Purchase Option granted to the Deutsche Bank Securities dated as of February 6, 2007 (incorporated by reference to Exhibit 4.6 of Registrant’s Form S-1, File No. 333-136536)

4.7	Unit Purchase Option granted to the Lazard Capital Markets dated as of February 6, 2007 (incorporated by reference to Exhibit 4.7 of Registrant’s Form S-1, File No. 333-136536)

4.8	Common Stock Purchase Warrant, dated as of November 16, 2007, issued to MCP-TPI Holdings, LLC*

10.1	Office Lease Agreement (incorporated by reference to Exhibit 10.2 of Registrant’s Form S-1, File No. 333-136536)

10.2

Management Unit Purchase Agreement by and between the Registrant and Oenoke Partners, LLC, dated August 2, 2006 (incorporated by reference to Exhibit 10.3 of Registrant’s Form S-1, File No. 333-136536)

10.3

Amendment to Management Unit Purchase Agreement by and between the Registrant and Oenoke Partners, LLC, dated September 29, 2006 (incorporated by reference to Exhibit 3.1 of Registrant’s Form S-1, File No. 333-136536)

10.4	Redemption Agreement by and between the Registrant and Oenoke Partners, LLC, dated September 29, 2006 (incorporated by reference to Exhibit 3.1 of Registrant’s Form S-1, File No. 333-136536)

10.5

Second Amended and Restated Private Placement Purchase Agreement dated January 29, 2007 between the Registrant and Oenoke Partners, LLC (incorporated by reference to Exhibit 3.1 of Registrant’s Form S-1, File No. 333-136536)

10.6

Stock Escrow Agreement by and among Continental Stock Transfer & Trust Company, the Registrant, and Initial Stockholders dated as of February 6, 2007 (incorporated by reference to Exhibit 10.8 of Registrant’s Form S-1, File No. 333-136536)

10.7

Registration Rights Agreement between the Registrant and the existing Stockholders dated as of February 6, 2007 (incorporated by reference to Exhibit 10.9 of Registrant’s Form S-1, File No. 333-136536)

10.8

Stock Transfer Agreement between Oenoke Partners, the Registrant and Robert E. Weissman, dated December 21, 2006 (incorporated by reference to Exhibit 10.11 of Registrant’s Form S-1, File No. 333-136536)

10.9

Stock Transfer Agreement between Oenoke Partners, the Registrant and Robert J. Chrenc, dated December 21, 2006 (incorporated by reference to Exhibit 10.12 of Registrant’s Form S-1, File No. 333-136536)

10.10

Stock Transfer Agreement between Oenoke Partners, the Registrant and R. Glenn Hubbard, dated December 21, 2006 (incorporated by reference to Exhibit 10.13 of Registrant’s Form S-1, File No. 333-136536)

10.11

Stock Transfer Agreement between Oenoke Partners, the Registrant and Francis B. Barker, dated December 21, 2006 (incorporated by reference to Exhibit 10.14 of Registrant’s Form S-1, File No. 333-136536)

10.12	Stock Transfer Agreement between Oenoke Partners, the Registrant and Barry Holt, dated December 21, 2006 (incorporated by reference to Exhibit 10.15 of Registrant’s Form S-1, File No. 333-136536)

10.13

Stock Transfer Agreement between Oenoke Partners, the Registrant and William Fitzgerald, dated December 21, 2006 (incorporated by reference to Exhibit 10.16 of Registrant’s Form S-1, File No. 333-136536)

10.14	Senior Advisor Agreement by and among the Registrant and Barry Holt, dated December 21, 2006 (incorporated by reference to Exhibit 10.17 of Registrant’s Form S-1, File No. 333-136536)

10.15	Senior Advisor Agreement by and among the Registrant and Francis B. Barker, dated December 21, 2006 (incorporated by reference to Exhibit 10.18 of Registrant’s Form S-1, File No. 333-136536)

10.16	Amended and Restated Officer’s Letter Agreement by Michael P. Connors, dated January 29, 2007 (incorporated by reference to Exhibit 10.19 of Registrant’s Form S-1, File No. 333-136536)

10.17	Amended and Restated Officer’s Letter Agreement by Frank Martell, dated January 29, 2007 (incorporated by reference to Exhibit 10.20 of Registrant’s Form S-1, File No. 333-136536)

10.18	Amended and Restated Officer’s Letter Agreement by Earl H. Doppelt, dated January 29, 2007 (incorporated by reference to Exhibit 10.21 of Registrant’s Form S-1, File No. 333-136536)

10.19	Amended and Restated Officer’s Letter Agreement by Richard G. Gould, dated January 29, 2007 (incorporated by reference to Exhibit 10.22 of Registrant’s Form S-1, File No. 333-136536)

10.20	Stockholder’s Letter Agreement by Robert E. Weissman, dated December 21, 2006 (incorporated by reference to Exhibit 10.23 of Registrant’s Form S-1, File No. 333-136536)

10.21	Stockholder’s Letter Agreement by Robert J. Chrenc, dated December 21, 2006 (incorporated by reference to Exhibit 10.24 of Registrant’s Form S-1, File No. 333-136536)

10.22	Stockholder’s Letter Agreement by R. Glenn Hubbard, dated December 21, 2006 (incorporated by reference to Exhibit 10.25 of Registrant’s Form S-1, File No. 333-136536)

10.23	Stockholder’s Letter Agreement by Francis B. Barker, dated December 21, 2006 (incorporated by reference to Exhibit 10.26 of Registrant’s Form S-1, File No. 333-136536)

10.24	Stockholder’s Letter Agreement by Barry Holt, dated December 21, 2006 (incorporated by reference to Exhibit 10.27 of Registrant’s Form S-1, File No. 333-136536)

10.25	Amended and Restated Stockholder’s Letter Agreement by William Fitzgerald, dated January 29, 2007 (incorporated by reference to Exhibit 10.28 of Registrant’s Form S-1, File No. 333-136536)

10.26	Amended and Restated Stockholder’s Letter Agreement by Oenoke Partners, LLC, dated January 29, 2007 (incorporated by reference to Exhibit 10.29 of Registrant’s Form S-1, File No. 333-136536)

10.27	Management Stock Purchase Agreement, dated December 21, 2006 (incorporated by reference to Exhibit 10.30 of Registrant’s Form S-1, File No. 333-136536)

10.28	2007 Equity Incentive Plan (incorporated by reference to Annex B of the Definitive Proxy Statement filed October 17, 2007, File No. 001-33287)

10.29	2007 Employee Stock Purchase Plan (incorporated by reference to Annex C of the Definitive Proxy Statement filed October 17, 2007, File No. 001-33287)

10.30

Credit Agreement, dated as of November 16, 2007, among International Advisory Holdings Corp., International Consulting Acquisition Corp., various lenders and Deutsche Bank Trust Company Americas, as Administrative Agent*

14.0	Code of Ethics (incorporated by reference to Exhibit 14.0 of Registrant’s Form S-1, File No. 333-136536)

21.0	List of Subsidiaries*

99.1	Audit Committee Charter (incorporated by reference to Exhibit 99.1 of Registrant’s Form S-1, File No. 333-136536)

99.2	Nominating Committee Charter (incorporated by reference to Exhibit 99.2 of Registrant’s Form S-1, File No. 333-136536)

99.3	Compensation Committee Charter (incorporated by reference to Exhibit 99.3 of Registrant’s Form S-1, File No. 333-136536)

99.4	TPI Selected Consolidated Historical Financial Data*

99.5	TPI Management’s Discussion and Analysis of Financial Condition and Results of Operations*

99.6	TPI Consolidated Financial Statements*

99.7	ISG-TPI Unaudited Pro Forma Condensed Combined Financial Statements*

*	Filed herewith